Available Other Borrowings	12 Months Ended
Dec. 31, 2016
Text Block [Abstract]
Available Other Borrowings
(12)	Available Other Borrowings

At December 31, 2016 and 2015, the Company also has lines of credit at three financial institutions that would allow the Company to borrow up to $25.5 million. None of the credit lines were drawn upon at December 31, 2016 or 2015.